Exhibit 99.1
Old National Bancorp Investment Thesis Financial Data as of 9-30-12 Dated: November 8, 2012
Commitment to Excellence Commitment to Excellence
Forward-Looking Statement This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, descriptions of Old National's financial condition, results of operations, asset and credit quality trends and profitability. Forward- looking statements can be identified by the use of the words "anticipate," "believe," "expect," "intend," "could" and "should," and other words of similar meaning. These forward-looking statements express management's current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties and there are a number of factors that could cause actual results to differ materially from those in such statements. Factors that might cause such a difference include, but are not limited to; market, economic, operational, liquidity, credit and interest rate risks associated with Old National's business, competition, government legislation and policies (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and its related regulations), ability of Old National to execute its business plan and satisfy the items addressed in Old National's Consent Order with the Office of the Comptroller of the Currency, changes in the economy which could materially impact credit quality trends and the ability to generate loans and gather deposits, failure or circumvention of Old National's internal controls, failure or disruption of our information systems, failure to adhere to or significant changes in accounting, tax or regulatory practices or requirements, new legal obligations or liabilities or unfavorable resolutions of litigations, other matters discussed in this presentation and other factors identified in the Company's Annual Report on Form 10-K and other periodic filings with the Securities and Exchange Commission. These forward-looking statements are made only as of the date of this presentation, and Old National undertakes no obligation to release revisions to these forward-looking statements to reflect events or conditions after the date of this presentation.
Non-GAAP Financial Measures These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, Old National Bancorp has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure.
The Old National Distinction Through execution of a sound strategy, ONB is well positioned for the future Strengthen the risk profile Consistent application of conservative underwriting standards has led to strong loan quality relative to peers (excluding covered loans) 3Q12 net charge-offs of (.03%) vs. 2Q12 peer average of .58% 3Q12 loans 90+ days of .01% vs. 2Q12 peer average of .59% Enhance management discipline Disciplined approach to managing expenses and improving efficiencies company wide has yielded positive results Strongly capitalized, liquid balance sheet with the flexibility to take advantage of opportunities in the market place 3Q12 tangible common equity to tangible assets of 9.05% Tier 1 capital of 12.9% and total risk-based capital of 14.1% Loan to deposit ratio at 3Q12 of 72.7% vs. 2Q12 peer average of 79.5% Achieve consistent, quality earnings Recent acquisitions along with improving balance sheet mix have lead to a strong interest margin 3Q12 of 4.09% vs. 3Q11 of 3.96% CONSISTENCY Peer Group data per SNL Financial See Appendix for definition of Peer Group
3Q12 Earnings Performance Net income of $19.7 million, or $.20 per share vs. $27.2 million, or $.29 per share, in 2Q12 vs. $16.8 million, or $.18 per share, in 3Q11 Successful acquisition and conversion of Indiana Community Bancorp Period end, noncovered loans increased $94.4 million from 2Q12 Net interest margin decreased to 4.09% Strong credit metrics remained stable Continued progress on efficiency initiatives
Adapting and Reshaping our Business For Growth Streamlining processes to make it simple, easy and fast for clients to do business with Old National Commercial Banking Unit 2nd review committee for new lending opportunities Focus on cross sell of insurance and wealth management Introduction of Quick Home Refi product Elimination of free checking Increasing the net interest margin Improving the earning asset mix Growing core deposits Reducing wholesale funding Monroe Bancorp,Integra Bank and Indiana Community Bancorp acquisitions
Pre-Tax, Pre-Provision Income1 1 Non-GAAP financial measures management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP 1 Pre-Tax, Pre-Provision Income, Net of Securities Gains and Merger and Integration Expenses 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 Accretion Income 3.7 6.7 13 13.4 12.6 14.1 11.6 Pre-Tax, Pre-Provision Income, Net of Securities Gains and Merger and Integration Expenses 18 17 16.8 9.2 22.9 21.1 15.6 21 19.8 19 16.6 $ in millions Accretion income is defined as the amortization/accretion of the discounted carry value of acquired assets and liabilities (excludes contractual interest).
Net Interest Margin1 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 ONB Core 0.0333 0.034 0.0342 0.0346 0.0341 0.0329 0.0328 0.0351 0.0352 0.035 0.0347 Monroe Accretion 0.0021 0.0038 0.0029 0.0037 0.0016 0.0021 0.0012 Integra Accretion 0.0039 0.0032 0.0052 0.0055 0.0048 IN Community Accretion 0.0002 1 Fully taxable equivalent basis 3.33% 3.40% 3.42% 3.46% 3.62% 3.67% 3.96% 4.20% 2 ONB Core includes contractual interest income of Monroe, Integra and IN Community loans 2 4.20% Earning assets reflect purchased assets, net of discount 4.26% 4.09%

Corporate Summary

MARKET STATISTICS AND SUMMARY OVERVIEW ($ in millions)	
Headquarters	Evansville, Indiana
Stock Exchange/Symbol	NYSE: ONB
Market Capitalization@ 11-1-12	$1.3 billion
Current Quarterly Cash Dividend	$.09
Cash Dividend Yield @ 11-1-12	2.9%
Book Value Per Common Share @ 9-30-12	$11.70
Price @ 11-1-12 / 2013 Consensus Estimate	12.0x
Institutional Ownership @ 6-30-12	65.5%
YTD 11-1-12 Average Trading Volume	463,889 shares

FINANCIAL DATA (at/for the quarter ended 9-30-12) ($ in millions)	
Total Assets	$9,383.0
Total Core Deposits (Excluding Brokered CDs)	$7,218.2
Return on Average Assets	.91%
Return on Average Common Equity	7.17%
Net Interest Margin	4.09%
Efficiency Ratio	75.26%
Tangible Common Equity Ratio[1]	9.05%
Trust Assets Under Management	$4,576.1

Investor Inquiries:

Lynell J. Walton, CPA

SVP – Director of Investor Relations

812-464-1366 lynell.walton@oldnational.com

COMPANY DESCRIPTION

>Old National Bancorp (NYSE: ONB) is the largest financial services bank holding company headquartered in the state of Indiana, with corporate offices in Evansville, IN

-199 financial centers and 209 ATM's located throughout Indiana, Western Kentucky and Southern Illinois

-ONB also owns one of the largest independent insurance agencies headquartered in the state of Indiana and the 10th largest bank-owned insurance agency in the country

>Focused on true community banking, ONB provides a full range of traditional financial services to both retail and small business clients, including cash management, wealth management, leasing, investment services, capital markets and insurance

>Since late 2004, ONB has been guided by three strategic imperatives

-Strengthen the Risk Profile
- >Early identification and aggressive resolution of deteriorating credits
- >Proactive risk management

-Enhance Management Discipline
- >Disciplined pricing of loans and deposits using market share presence
- >Optimize balance sheet
- >Hold managers accountable for their results

-Achieve Consistent Quality Earnings
- >Targeting 6% to 8% annual earnings per share growth

TOP 15 Institutional Holders (6-30-12 13F Filings)	Shares Held (in 000s)	% Ownership
BlackRock Fund Advisors	6,637.5	7.01
The Vanguard Group	5,586.4	5.90
Heartland Advisors	4,207.2	4.44
NFJ Investment Group	3,612.6	3.82
State Street Global Advisors	3,339.4	3.53
Dimensional Fund Advisors	2,213.2	2.34
Jacobs Asset management	2,137.2	2.26
Northern Trust Investments	1,981.4	2.09
Forest Hill Capital	1,866.6	1.97
APG Algemene Pensioen Groep N.V.	1,560.0	1.65
Fiduciary Management Associates	1,359.4	1.44
Kennedy Capital Management	1,342.5	1.42
Old National Bank (Asset Management)	1,333.2	1.41
BlackRock Advisors	1,206.2	1.27
Security Investors	1,027.7	1.09

[1] Non-GAAP financial measure – refer to Appendix for reconciliation

10
The Old National Landscape The Old National Landscape
Deposit / Unemployment Distribution Deposit / Unemployment Distribution 43.9% / 6.8% .6% / 7.7 1.9% / 8.1% 0% / 8.2% 40.7% / 7.5% 12.9% / 6.8% % of ONB's Indiana deposits1 / Regional unemployment Unemployment data provided by Indiana Department of Workforce Development and Bureau of Labor Statistics September 2012 Unemployment: Indiana = 8.2% Illinois = 8.8% Kentucky = 8.4% Ohio = 7.0% Michigan = 9.3% USA = 7.8% 1 Based on 6-30-12 FDIC Summary of Deposits 78% of ONB deposits1 are in Indiana- majority are in regions with lowest unemployment
Our Indiana Footprint Economic Vital Signs Indicator Outlook Latest Statistics (September 2012) Latest Statistics (September 2012) Trend (YOY change from Sept. 2011) Jobs Nonfarm Employment* Unemployed* 2,899,600 256,400 Jobs increased 65,100 Unemployment rate decreased to 8.2% (Sept. 2011 rate was 9.2%) Unemployment Insurance Claims Initial Claims Weeks Claimed 23,156 184,917 Initial claims decreased 6.4% Weeks claimed decreased 7.9% Predictive Index Leading Index for Indiana (LII) (October) 100.1 At 100.1 the LII is up .3 points from Sept. LII of 99.8 Home Sales Units Sold Avg. Home Price 5,550 $141,454 The number of home sales increased 7.5% The average sale price increased 2.1% Regional Spending Net Sales Tax Collected $574 MM Sales tax collections as a state have increased 3.3% Local Indiana HQ Stock Performance Price Change during 3Q12 CMI: (4.9)% LLY: 10.5% NI: 3.0% SPG: (2.5)% STLD: (4.1)% WLP: (9.1)% ZMH: 5.1% Stock prices have increased pressure as macro concerns have driven high volatility in the marketplace * Preliminary Strong Stable or Mixed Decline Sources: US Bureau of Labor Statistics, US Dept. of Labor, Stats Indiana, Indiana Association of Realtors, Yahoo Finance, IN Dept. of Revenue
Asset/Liability Composition NOW & Savings Demand Deposits Money Markets Other Time Borrowings Brokered CDs Other Liability 0.44343 0.23712 0.03444 0.16568 0.09036 0.00038 0.02859 Investments Commercial Loans Commercial Real Estate Loans Consumer Loans* Residential Real Estate Covered Loans Other Asset 0.29856 0.13791 0.1376 0.09913 0.13739 0.04783 0.14159 *Consumer Loans consist of 28% direct, 38% indirect and 34% HELOC. Period-End 9-30-11 *Consumer Loans consist of 23% direct, 43% indirect and 34% HELOC. Period-End 9-30-12 NOW & Savings Demand Deposits Money Markets Other Time Borrowings Brokered CDs Other Liability 0.39746 0.21866 0.03872 0.21078 0.09929 0.0031 0.03199 Investments Commercial Loans Commercial Real Estate Loans Consumer Loans* Residential Real Estate Covered Loans Other Asset 0.32 0.1395 0.1263 0.1007 0.0975 0.0796 0.1364
Loan Concentrations - Excluding Covered Loans At 9-30-12 Commercial Commercial Real Estate Diversified Commercial Loan Portfolio
Conservative Lending Limits Borrower1 Asset Quality Rating In-House Lending Limit1 ($ in millions) 0 $30 1 or 2 $25 3 $20 4 $15 5 $10 6 (Watch) $7.5 7 (Special Mention) $5 In-house lending limits conservative relative to ONB's legal lending limit at 9-30-12 of $105.3 million per borrower 1Includes entire relationship with borrower
Proactive Risk Management No subprime business line Conservative stance on commercial real estate Starting mid-year 2006 Reduction in higher-risk residential loans Sold $405.6 million in 2004 Sale of credit card portfolio June 2000 Minimal construction and land loan exposure 2Q12 at 3.16% vs. 2Q12 peer average of 6.05% Not participating in new shared national credits Well-staffed experienced special assets area
Credit Quality - Net Charge-Offs 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 ONB Core 0.0031 0.0053 0.0053 0.0055 0.002 0 0.0006 Monroe -0.0009 0.0075 0.0018 0.0322 0.0127 0.0099 0.0075 Integra - - -0.0036 0.002 0.0078 0.005 -0.0063 IN Comm. - - - - - - 0.0006 $5.2 $4.9 $5.0 $3.0 $1.8 $ in millions ($.1) $.8 $.2 $3.0 $1.1 ($.5) $.4 $1.2 $.9 $.7 1 Includes both covered and non-covered loans 1 ONB Consolidated 0.27% 0.56% 0.40% 0.71% 0.36% 0.13% 0.03% $.5 $.6 ($.8) $.0
1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 ONB Consolidated 0.9273 0.9477 0.9527 0.9448 0.5366 0.547 0.486 0.4615 0.454 0.4525 0.2707 ONB Excluding Monroe and IN Community 0.84 0.83 0.68 0.65 0.67 0.59 0.54 Peer Group data per SNL Financial See Appendix for definition of Peer Group Credit Quality - Excluding Covered Loans 1 Does not reflect impact of $20.0 million remaining loan discount on Monroe's loan portfolio or the $84.7 million loan discount on Indiana Community's loan portfolio 1
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 Provision Expense 17.3 12 12.2 21.8 9.3 8 6.4 7.1 3.3 3.2 0 0.1 1 -3.4 -0.3 Quarterly Net Charge-Offs 12.6 13.6 12.7 21.8 6.7 8.2 6.1 6.9 2.9 5.8 4.9 8.2 3.4 0.9 -0.4 $ in millions 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 ONB 0.0107 0.0119 0.0125 0.022 0.0072 0.009 0.0066 0.0074 0.0027 0.0056 0.005 0.0079 0.0033 0.0009 -0.0003 Peer Group Average 0.0079 0.013 0.0117 0.0156 0.0105 0.0129 0.0119 0.0129 0.009 0.0112 0.009 0.0109 0.0056 0.0058 Peer Group data per SNL Financial - See Appendix for definition of Peer Group Credit Quality - Excluding Covered Loans
Credit Quality - ALLL and Mark Summary Allowance For Loan and Lease Loss/Loan Mark Summary Allowance For Loan and Lease Loss/Loan Mark Summary Allowance For Loan and Lease Loss/Loan Mark Summary Allowance For Loan and Lease Loss/Loan Mark Summary Allowance For Loan and Lease Loss/Loan Mark Summary Allowance For Loan and Lease Loss/Loan Mark Summary At September 30, 2012 ONB Legacy Monroe Integra IN Community Total Allowance for Loan Losses (ALLL) $48.3 $2.0 $4.5 $0 $54.8 Loan Mark N/A 20.0 161.3 84.7 266.0 Total ALLL/Mark $48.3 $22.0 $165.8 84.7 $320.8 Pre-Mark Loan Balance $3,937.9 $361.3 $655.9 $563.9 $5,519.0 ALLL/Pre-Mark Loan Balance 1.23% .55% .69% -% ..99% Mark/Pre-Mark Loan Balance N/A 5.54% 24.59% 15.02% 4.82% Combined ALLL & Mark/Pre-Mark Loan Balance1 1.23% 6.09% 25.28% 15.02% 5.81% $ in millions 1 Non-GAAP financial measure which management believes useful to demonstrate that the remaining discount considers credit risk and should be included as part of total coverage N/A = not applicable
Covered Assets Grades 1 through 6 $281.9 $230.5 $179.5 $160.4 $147.0 Criticized - Grade 7 26.9 23.0 20.2 16.2 14.3 Classified - Grade 8 16.5 16.7 27.5 23.3 24.7 Nonaccrual - Grade 9 196.4 179.7 158.5 137.7 120.6 Retail Loans 189.6 176.5 162.9 151.7 142.2 Total Covered Loans $711.3 $626.4 $548.6 $489.3 $448.8 Other Real Estate Owned $31.9 $30.4 $24.7 $22.2 $28.8 $ in millions - period-end balances vs. quarterly average balances as shown on slide 11 Refer to Appendix for ONB Risk Grade Table Sept. 30, 2011 Dec. 31, 2011 Mar. 31, 2012 Jun. 30, 2012 Sept. 30, 2012 Loans 90+ Days & Over $.7 $2.4 $.8 $.6 $.1 *Covered loans shown net of $183.3 million discount Commercial Loans *On this portfolio of covered loans, the FDIC will reimburse Old National for 80% of the losses up to $275.0 million, 0% of losses from $275.0 million up to $467.2 million and 80% of losses in excess of $467.2 million.
Agricultural Portfolio Effect of drought on row crop farmers appears less severe than originally anticipated due predominately to crop insurance Recent strong years will also help cushion impact Non-contract grower livestock farms experiencing significant issues $ of Exposure % of Comm'l Exposure % of Bank Capital + ALLL Crop Farming $264 7.0% 23.8% Livestock $49 1.3% 4.4% Other $6 .2% .5% Total $319 8.5% 28.7% $ in millions Based on September 30, 2012 portfolio data
Credit Quality - Excluding Covered Loans 30+ Day Delinquent Loans Specific Segment Overview 30+ Day Delinquent Loans 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 Commercial .32% .36% .29% .26% .35% .35% .51% .29% .16% .24% .16% Commercial Real Estate .26% .52% .23% .12% .36% .19% .34% .78% .25% .19% .38% First Mortgage Residential Real Estate 1.31% 1.85% 1.73% 1.59% .98% 1.03% .82% .99% .71% .73% 1.27% Home Equity Lines Of Credit .49% .71% .93% .61% .33% .17% .24% .44% .21% .28% .35% All Other Consumer Loans .93% 1.16% 1.59% 1.42% 1.05% 1.28% 1.26% 1.55% .98% 1.01% 1.12% 1As a % of end of period loans Peer Group data per SNL Financial See Appendix for definition of Peer Group 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 ONB 0.0073 0.0082 0.0094 0.0089 0.0055 0.0076 0.0076 0.0069 0.0058 0.0057 0.0062 0.0078 0.0044 0.0047 0.0065 ONB Excluding Indiana Community 0.00521 Peer Group Average 0.0145 0.0129 0.0146 0.0166 0.0162 0.0175 0.0167 0.016 0.0171 0.0159 0.0154 0.0148 0.0136 0.0129 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 ONB 0.0005 0.0006 0.0007 0.0009 0.0004 0.0001 0.0004 0.0002 0.0002 0.0001 0.0003 0.0003 0.0001 0.0001 0.0001 Peer Group Average 0.0025 0.00256 0.0038 0.0044 0.0047 0.006 0.0059 0.0061 0.007 0.0068 0.0069 0.0065 0.0063 0.0059
4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 ONB Consolidated 124.855 86.587 101.019 94.607 103.5 104.861 100.652 75 84 115.8 105.6 98.5 80.1 77.1 103.1 135.253 ONB Excluding Indiana Community 110.8 $ in millions Refer to Appendix for ONB Risk Grade Table Credit Quality - Excluding Covered Loans
4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 ONB Consolidated 116.1 122.4 113.6 101 90.1 92.4 88.8 101 103.4 102 110.9 101.6 88.8 71 46.9 98.453 ONB Excluding Indiana Community 69.2 $ in millions Refer to Appendix for ONB Risk Grade Table Credit Quality - Excluding Covered Loans
4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 ONB Consolidated 64 77.4 77.7 73.7 67 68.1 68.86 69.8 70.9 121.4 118.4 124.8 115.3 113 99.5 161.594 ONB Excluding Indiana Community 94.5 $ in millions Refer to Appendix for ONB Risk Grade Table Credit Quality - Excluding Covered Loans
Purchased Impaired Loans 1/1/2011 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 Non Accretable Difference 39.8 39.8 27.6 21.1 17.2 15.4 12.3 12.2 Accretable Difference 7 5.8 14 16.2 15.5 16.2 16 15.1 Loan Interest Income 0 1.2 5.2 9.5 14.1 15.2 18.5 19.5 7/29/2011 3Q11 4Q11 1Q12 2Q12 3Q12 Non Accretable Difference 222.5 222.5 202.5 176.4 168.4 166.8 Accretable Difference 98.5 90.2 97.9 110.7 104.8 94.1 Loan Interest Income 0 8.3 20.6 33.9 47.8 60.1 $ in millions Monroe Bancorp Integra Bank
Loan Portfolio at September 30, 2012 Commercial Commercial Real Estate Consumer Residential Mortgage HELOC Covered Loans 3Q11 1294 1291.1 666.3 1289.1 263.8 448.8 Commercial $1,294.0 Commercial Real Estate 1,291.1 Consumer 666.3 Residential Mortgage 1,289.1 HELOC 263.8 Covered Loans (Integra) 448.8 Total Loans $5,253.1 $69.5 Comml, $237.1 CRE, $104.4 HELOC, $37.8 Resi Mortg $ in millions - period-end balances
Credit Area Enhancements Separate Loss Share Division created Commercial credit underwriting officers and special assets associates Engaged a third-party firm with FDIC Loss Share experience to provide guidance to include Actions necessary to preserve Loss Share coverage Types of actions/decisions permitted and advisable Best practices to insure maximum allowable loss reimbursement from FDIC Best practices to document actions/decisions taken (to meet audit scrutiny) Assistance in gathering required data and building necessary reporting infrastructure to meet FDIC reporting requirements
Credit Area Enhancements Separate staff allows Focus on FDIC requirements in workout (and currently performing) to maximize Loss Share benefits Separation of Loss Share bank efforts from legacy portfolio credit administration to insure we don't diminish strong underwriting practices and management of risk in existing portfolio
Capital Management - Recent Actions Redeemed $13 million of 10% subordinated notes on 6-30-12 Approved share repurchase program 1-26-12 Up to 2.0 million shares of ONB common stock Ends 1-31-13 Approved 28.6% increase in cash dividend to $.09 from $.07 per common share Retirement of $150 million of 6.75% subordinated bank notes on 10-17-11 IN Community repaid TARP prior to ONB acquisition Strong capital position allows ONB to prudently take advantage of opportunities as a result of market disruption and the difficult economic climate
Tangible Common Book Value1 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 ONB Consolidated 7.54 7.77 8.03 7.85 7.53 7.79 7.66 7.89 8.09 8.35 8.04 Acquired Monroe Bancorp 1-1-11 FDIC acquisition of Integra Bank 7-29-11 1 Non-GAAP financial measure management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation Acquired IN Community Bancorp 9-15-12
Capital Ratios 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 ONB 0.1304 0.1398 0.1458 0.145 0.1408 0.1482 0.1342 0.1446 0.1488 0.155 0.1455 Peer Group Average 0.1071 0.1113 0.1139 0.1125 0.1146 0.1176 0.1186 0.1184 0.1189 0.1195 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 ONB 0.0862 0.0903 0.0958 0.0968 0.0912 0.0952 0.084 0.0897 0.0923 0.094 0.0905 Peer Group Average 0.0771 0.0782 0.0796 0.0789 0.0795 0.0819 0.0826 0.0821 0.0826 0.0841 Peer Group data per SNL Financial - See Appendix for definition of Peer Group and Non-GAAP reconciliation
Investment Portfolio ($ in millions) Book Value June 30, 2012 Book Value Sept. 30, 2012 Market Value* June 30, 2012 Market Value* Sept. 30, 2012 Market Value $ Change Federal National Mortgage Association $452.0 $387.8 Federal Home Loan Mortgage Corporation 79.5 170.9 Federal Home Loan Bank 3.0 -0- Federal Farm Credit Bank -0- 16.5 Subtotal U.S. Government Agencies-Senior Debentures $520.7 $559.7 $534.5 $575.2 $40.7 U.S. Treasury $15.2 $15.2 $15.6 $15.6 $-0- Issued or guaranteed by FNMA, FHLMC, GNMA $1,179.3 $1,167.6 $1,213.3 $1,205.8 Nonagency guaranteed 76.8 31.8 73.7 32.7 Subtotal Mortgage Backed Securities $1,256.1 $1,199.4 $1,287.0 $1,238.5 $(48.5) Trust Preferred $37.2 $37.2 $19.3 $19.4 Other Corporate 98.9 103.2 108.4 114.4 Subtotal Corporate Securities $136.1 $140.4 $127.7 $133.8 $6.1 Municipal Securities - Taxable $236.2 $246.5 $254.3 $264.6 $10.3 Municipal Securities - Tax Exempt $411.6 $443.4 $438.9 $476.3 $37.4 Other Securities $74.8 $86.7 $74.8 $86.7 $11.9 Totals $2,650.7 $2,691.3 $2,732.8 $2,790.7 $57.9 *Includes market value for both available for sale and held to maturity securities
Municipal Bond Portfolio by State Based on book value at 9-30-12 Illinois exposure consists of 28 bonds representing 1.5% of entire municipal portfolio IN TX PA KY MO All Other 0.359 0.103 0.054 0.064 0.048 0.332
M&A Strategy Branch acquisition FDIC assisted transaction Whole bank purchase Must enhance Old National's mission of being a true "community bank" Must align both strategically and culturally Must meet/exceed financial targets Must pass rigorous due diligence process
M&A Strategy Focus on community banking, client relationships and consistent quality earnings Target geographic markets Mid-sized markets within or near existing franchise with average to above average growth rates In market community banks where significant cost saves could be achieved
ONB Acquired Monroe Bancorp Transaction closed 1-1-11 Provides #1 market share in Monroe County (Bloomington, Indiana) Home to Indiana University Market has above-average growth rates and lower unemployment vs. state of Indiana Systems conversion occurred 5-14-11 Balance sheet acquired1 $419.4 million in total loans $574.0 million in total deposits 15 branch locations Consolidated 6 locations at conversion date 203 associates 1Balances at 3-31-11
FDIC Acquisition of Integra Bank, NA Transaction Due Diligence Financial Impact Capital Closing / Conversion Purchased $1.8 billion in assets1 and assumed $1.8 billion of liabilities2 from the FDIC as receiver of Integra Bank, NA, Evansville, IN Approximately $.7 billion in loans covered by FDIC loss share agreement 80 / 20 loss share agreement with the FDIC subject to certain thresholds Assets discount bid = 9.74% of covered assets 1.00% core deposit premium Conducted multiple due diligences Gleaned valuable knowledge of FDIC process from other financial institutions Utilized third-party expertise Immediately accretive to EPS in 2011, excluding one-time charges of $11.1 million Expected 2012 EPS accretion $.20 to $.25 per share Expected cost saves of 75% Exceeds internal rate of return targets Pro forma efficiency ratio to mid 60's% in 2012 Create goodwill of $16.9 million No additional capital raise needed All regulatory approvals were received Transaction closed July 29, 2011 System conversion December 9, 2011 1 Including fair value of $.8 billion in loans and other real estate owned, $.5 billion of marketable securities and $.3 billion of cash and cash equivalents 2 Including approximately $1.4 billion in customer deposits - no brokered deposits were assumed
ONB Acquired Indiana Community Transaction Due Diligence Financial Impact Capital TARP Repayment Acceptable Risk Profile Closing Consideration: 100% stock transaction at an exchange ratio of 1.9455, resulting in 6.6 million shares issued Deal value = $88.5 million based on average ONB closing price of $13.356 Tangible premium/core deposits (deposits less jumbo CDs) of .23% Price to tangible book of 101.4% Comprehensive review of all operations and business lines Extensive credit review Obtained in-depth look at culture Expected EPS accretion of more than $.06 to $.08 per share in first full year, excluding one- time charges of approximately $14 to $15 million Expected cost saves of over 35% Exceeds internal IRR hurdle Loan mark estimated at $85.1 million, or 14.6% of total loans Created goodwill of $86.7 million No additional capital raise needed INCB redeemed TARP prior to closing Strong cultural fit Transaction closed and system converted weekend of September 15, 2012
Appendix Old National Bancorp
Committed to Strong Corporate Governance Stock ownership guidelines have been established for named executive officers as follows: As of December 31, 2011, each named executive officer has met their stock ownership requirement Position or Salary Target Ownership Guidelines Chief Executive Officer 5X salary in stock or 200,000 shares Chief Operating Officer 4X salary in stock or 100,000 shares Salary equal to or greater than $250,000 3X salary in stock or 50,000 shares Salary below $250,000 2X salary in stock or 25,000 shares Salary equal to or less than $150,000 1X salary in stock or 15,000 shares
Pre-Tax, Pre-Provision Income1 ($ in millions) 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 Total Revenues $91.6 $98.1 $98.1 $96.1 $96.2 $104.2 $105.9 $119.9 $125.7 $123.4 $124.5 $115.0 Less: Provision for Loan Losses (21.8) (9.3) (8.0) (6.4) (7.1) (3.3) (3.2) .1 (1.0) (2.1) (.4) (.4) Less: Noninterest Expense (90.8) (77.1) (77.9) (76.1) (83.3) (79.9) (79.8) (95.2) (93.7) (91.3) (86.0) (89.0) Pre-tax Income $(21.0) $11.7 $12.2 $13.6 $5.8 $21.0 $22.9 $24.8 $31.0 $30.1 38.1 25.6 Add: Provision for Loan Losses 21.8 9.3 8.0 6.4 7.1 3.3 3.2 (.1) 1.0 2.1 .4 .4 Pre-Tax, Pre-Provision Income1 $.8 $21.0 $20.2 $20.0 $12.9 $24.3 $26.1 $24.7 $32.0 32.1 38.5 26.0 Less: Securities Gains/Losses 3.2 (3.0) (3.2) (3.2) (3.7) (1.2) (.5) (2.9) (2.8) (.5) (6.2) (2.7) Add: Merger and Integration Expenses -0- -0- -0- -0- -0- 3.5 2.2 6.8 5.2 .8 .8 4.9 Pre-Tax, Pre-Provision Income, Net of Securities Gains and Merger and Integration Expenses1 $4.0 $18.0 $17.0 $16.8 $9.2 $26.6 $27.8 $28.6 $34.4 $32.4 $33.1 $28.2 1Non-GAAP financial measures management believes is useful in evaluating the financial results of the Company (14.8%) (1.4)% (4.1%) (7.6%)
CD Maturity Schedule Bucket Amount ($ in 000's) Rate 0-30 days $50,068 .86% 31-60 days 55,584 1.18% 61-90 days 71,657 .85% 91-120 days 56,110 .81% 121-150 days 51,018 .84% 151-180 days 85,665 .91% 181-210 days 64,637 1.03% 211-240 days 43,392 .64% 241-270 days 36,136 .64% 271-300 days 82,629 2.49% 301-330 days 105,491 2.74% 331-365 days 73,248 2.14% 1-2 years 257,808 1.66% 2-3 years 136,471 1.59% 3-4 years 65,089 2.75% 4-5 years 101,394 3.88% Over 5 years 24,690 2.44% Represents CD maturities at September 30, 2012
Other Classified Assets ($ in millions) Book Value June 30, 2012 Book Value Sept. 30, 2012 Market Value June 30, 2012 Market Value Sept. 30, 2012 Corporate Bonds $9.8 $7.9 $9.6 $7.2 Pooled Trust Preferred Securities $25.3 $25.3 $8.5 $9.1 Non-Agency Mortgage Backed Securities $67.3 $23.2 $63.9 $23.8 Totals $102.4 $56.4 $82.0 $40.1
Shared National Credits - Excludes Covered Loans ($ in millions) 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 Count (#)* 7 7 7 7 7 7 7 Total exposure $68.2 $70.6 $70.5 $65.0 $64.5 $63.8 $63.3 Dollar outstanding $24.4 $21.4 $22.9 $19.1 $18.0 $22.1 $23.1 Largest exposure $15.0 $15.0 $15.0 $10.0 $10.0 $10.0 $10.0 Weighted average risk grade** 1.8 1.8 1.9 1.8 1.6 1.6 1.6 *All but one in Indiana, Kentucky or Illinois **ONB's risk grade scale is 0 (investment grade) to 9 (nonaccrual)
ONB Loan Risk Grades Grade Name 0 Investment Grade 1 Minimal Risk 2 Modest Risk 3 Average Risk 4 Monitor 5 Weak Monitor 6 Watch 7 Criticized (Special Mention) 8 Classified (Problem) 9 Nonaccrual
Securities with OTTI *Lowest credit rating provided by any nationally recognized credit rating agency. ($ in thousands) Vintage Lowest Credit Rating* Book Value at Sept. 30, 2012 OTTI 3Q12 OTTI YTD 2012 OTTI Life to Date BAFC Ser 4 2007 CCC $12,319 $139 $299 $441 CWALT Ser 73CB 2005 D 2,613 23 140 430 CWALT Ser 73CB 2005 D 3,762 21 21 630 CWHL 2006-10 (security sold 1Q11) 2006 - - - 1,071 CWHL 2005-20 2005 CC 1,242 - - 111 FHASI Ser 4 (security sold 3Q12) 2007 - - - 1,192 HALO Ser 1R (security sold 3Q12) 2006 - - 133 149 RFMSI Ser S9 (security sold 4Q10) 2006 - - 2,803 RFMSI Ser S10 2006 D 3,260 15 178 668 RALI QS2 (security sold 4Q10) 2006 - - - 1,017 RAST A9 (security sold 3Q12) 2004 - - 142 142 RFMSI S1 (security sold 2Q12) 2006 - - 206 Totals Non-Agency Mortgage Backed Securities $23,196 $198 $913 $8,860 TROPC 2003 C $86 - - $4,849 MM Community Funding IX 2003 CC 2,067 - - 2,777 Reg Div Funding 2004 D 4,012 4 165 5,685 PRETSL XII 2003 C 2,820 - - 1,897 PRETSL XV 2004 C 1,695 - - 3,374 Reg Div Funding 2005 C 311 - - 3,767 Totals Pooled Trust Preferred Securities $10,991 $4 $165 $22,349 Grand Totals $34,187 $202 $1,078 $31,209
Quick Home Refi (QHR) Product Statistics Term 10 years 28% 15 years 38% 20 years 14% 25 years 5% 30 years 15% Based on September 30, 2012 portfolio data Average loan outstanding $78,246 Average yield of closed loans 4.11% Average Credit Score 779 Average FICO 301 Average debt to income 20% Average loan to value 59%
Non-GAAP Reconciliations (end of period balances- $ in millions) 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 Total Shareholders' Equity $855.5 $874.7 $895.7 $878.8 $984.0 $1,008.3 $1,027.7 $1,033.6 $1,050.4 $1,073.7 $1,186.8 Deduct: Goodwill and Intangible Assets (198.6) (197.1) (195.6) (194.1) (271.0) (270.4) (302.3) (286.8) (284.8) (283.4) (371.2) Tangible Shareholders' Equity 657.0 677.7 700.1 684.7 713.0 737.8 725.4 746.8 765.6 790.3 815.6 Deduct: Preferred Stock -0- -0- -0- -0- -0- -0- -0- -0- -0- -0- -0- Tangible Common Shareholders' Equity $657.0 $677.7 $700.1 $684.7 $713.0 $737.8 $725.4 $746.8 $765.6 $790.3 $815.6 Total Assets $7,818.3 $7,701.1 $7,506.1 $7,263.9 $8,085.3 $8,018.8 $8,932.7 $8,609.7 $8,581.1 $8,689.6 $9,383.0 Add: Trust Overdrafts .3 .1 .1 .5 .1 .4 .4 .6 .1 .1 1.7 Deduct: Goodwill and Intangible Assets (198.6) (197.1) (195.6) (194.1) (271.0) (270.4) (302.3) (286.8) (284.8) (283.4) (371.2) Tangible Assets $7,620.0 $7,504.1 $7,310.6 $7,070.3 $7,814.4 $7,748.8 $8,630.8 $8,323.5 $8,296.4 $8,406.2 $9,013.6 Tangible Equity to Tangible Assets 8.62% 9.03% 9.58% 9.68% 9.12% 9.52% 8.40% 8.97% 9.23% 9.40% 9.05% Tangible Common Equity to Tangible Assets 8.62% 9.03% 9.58% 9.68% 9.12% 9.52% 8.40% 8.97% 9.23% 9.40% 9.05%
Non-GAAP Reconciliations (end of period balances- $ in millions) 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 Total Shareholders' Equity $855.5 $874.7 $895.7 $878.8 $984.0 $1,008.3 $1,027.7 $1,033.6 $1,050.4 $1,073.7 $1,186.8 Deduct: Goodwill and Intangible Assets (198.6) (197.1) (195.6) (194.1) (271.0) (270.4) (302.3) (286.8) (284.8) (283.4) (371.2) Tangible Shareholders' Equity 657.0 677.7 $700.1 $684.7 $713.0 $737.8 $725.4 $746.8 $765.6 $790.3 $815.6 Deduct: Preferred Stock -0- -0- -0- -0- -0- -0- -0- -0- -0- -0- -0- Tangible Common Shareholders' Equity $657.0 $677.7 $700.1 $684.7 $713.0 $737.8 $725.4 $746.8 $765.6 $790.3 $815.6 Risk Adjusted Assets $5,038.2 $4,847.4 $4,803.2 $4,720.9 $5,062.8 $4,978.4 $5,406.5 $5,163.5 $5,147.0 $5,099.8 $5,604.7 Tangible Common Equity to Risk Weighted Assets 13.04% 13.98% 14.58% 14.50% 14.08% 14.82% 13.42% 14.46% 14.88% 15.50% 14.55%

ONB's Peer Group

Like-size, publicly-traded financial services companies, generally in the Midwest, serving comparable demographics with comparable services as ONB

1st Source Corporation	SRCE	Heartland Financial USA, Inc.	HTLF
BancFirst Corporation	BANF	IBERIABANK Corporation	IBKC
BancorpSouth, Inc.	BXS	MB Financial, Inc.	MBFI
Bank of Hawaii Corporation	BOH	Park National Corporation	PRK
Chemical Financial Corporation	CHFC	Pinnacle Financial Partners, Inc.	PNFP
Commerce Bancshares, Inc.	CBSH	Prosperity Bancshares, Inc.	PB
Cullen/Frost Bankers, Inc.	CFR	Renasant Corp.	RNST
F.N.B. Corporation	FNB	S&T Bancorp, Inc.	STBA
First Commonwealth Financial Corporation	FCF	Susquehanna Bancshares, Inc.	SUSQ
First Financial Bancorp.	FFBC	Trustmark Corporation	TRMK
First Interstate BancSystem, Inc.	FIBK	UMB Financial Corporation	UMBF
First Merchants Corporation	FRME	United Bankshares, Inc.	UBSI
First Midwest Bancorp, Inc.	FMBI	Valley National Bancorp	VLY
FirstMerit Corporation	FMER	WesBanco, Inc.	WSBC
Fulton Financial	FULT	Wintrust Financial Corporation	WTFC
Glacier Bancorp, Inc.	GBCI		

53

Investor Contact Additional information can be found on the Investor Relations web pages at www.oldnational.com Investor Inquiries: Lynell J. Walton, CPA SVP - Director of Investor Relations 812-464-1366 lynell.walton@oldnational.com